UNITED STATES

                   SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)

                 OF THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported):
                             August 11, 2009

                      EMPIRE PETROLEUM CORPORATION

        (Exact name of registrant as specified in its charter)


        Delaware                   001-16653              73-1238709
(State or other jurisdiction  (Commission file Number) (IRS Employer
of Incorporation)                                      Identification No.)

8801 S. Yale, Suite 120                      74137-3575
(Address of principal executive office)      (Zip Code)


Registrant's telephone number, including area code:  (918-488-8068)

                        Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure

     On August 11, 2009, the Registrant issued a press release to announce that it has acquired a six month option to purchase oil and gas leases in Wyoming. A copy of the press release is attached to this report as
Exhibit 99.1 and is being furnished pursuant to Regulation FD.

ITEM 9.01  Financial Statements and Exhibits

         (c)  Exhibits

              99.1  Press Release dated August 11, 2009


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date:  August 11, 2009

Empire Petroleum Corporation

BY: /s/Albert E. Whitehead

Chief Executive Officer

EXHIBIT 99.1
                               NEWS RELEASE

                              TULSA, OKLAHOMA

August 11, 2009                                       For Immediate Release

                 EMPIRE PETROLEUM CORPORATION ANNOUNCES THAT IT
                  HAS ACQUIRED A SIX MONTH OPTION TO PURCHASE
                        OIL & GAS LEASES IN WYOMING


Empire Petroleum Corporation (OTCBB: EMPR), a Tulsa, Oklahoma based company, announced that it has entered into a formal agreement with Viking Exploration, LLC, of Littleton, Colorado, pursuant to which the Corporation has acquired an option to purchase all of Viking's leasehold and producing interests in the Okie Draw and South Okie Prospects in Natrona County, Wyoming.

On August 4, 2009, the Corporation purchased a six month option to purchase 2,630 net acres of oil and gas leases known as the South Okie Prospect in Natrona County, Wyoming. The Tensleep Sand at depths from 3,300 feet to 4,500 feet is the primary target. The Tensleep is an excellent oil reservoir with a potential of approximately 700 barrels of oil per acre foot recovery.

The Corporation's first step in exploring this prospect will be to acquire
11.5 miles of seismic data and carry out a careful study of the structural, borehole and surface geology. This is expected to be done over the next few months and, subject to the results of such study, the Corporation intends to carry out actual drilling operations in June 2010.

Statements in this press release other than purely historical information, including statements relating to the Company's future plans and objectives or expected results, constitute "forward-looking statements" within the meaning of federal securities laws. Forward-looking statements are based on numerous assumptions and are subject to all of the risks and uncertainties incident to the Company's business, including risks inherent in oil and gas exploration and development and other risks described in the reports and statements filed by the Company with the Securities and Exchange Commission. As a result, actual results may vary materially from those described in the forward-looking statements.

For further information contact:          Albert E. Whitehead, Chairman & CEO
                                          tel:   (918) 488-8068